                                                                       EXHIBIT 3

                          JOINT FIDELITY BOND AGREEMENT

     WHEREAS, Columbia Funds Series Trust ("CFST") is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended ("1940 Act"), currently consisting of 49 investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios;

     WHEREAS, Columbia Funds Variable Insurance Trust I ("CFVIT I") is an open-end management investment company registered as such under the 1940 Act, currently consisting of 6 investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios;

     WHEREAS, Columbia Funds Master Investment Trust (the "CFMIT") is an open-end management investment company registered as such under the 1940 Act, currently consisting of 6 investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios;

     WHEREAS, Banc of America Funds Trust ("BAFT") is an open-end management investment company registered as such under the 1940 Act, currently consisting of 8 investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios;

     WHEREAS, Columbia Funds Series Trust I ("CFST I") is an open-end management investment company registered as such under the 1940 Act, currently consisting of 39 investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios;

     WHEREAS, Columbia Funds Variable Insurance Trust ("CFVIT") is an open-end management investment company registered as such under the 1940 Act, currently consisting of 11 investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios;

     WHEREAS, Columbia Funds Institutional Trust ("CFIT") is an open-end management investment company registered as such under the 1940 Act, currently consisting of 18 investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios;

     WHEREAS, Colonial Intermarket Income Trust I ("CIIT I") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Colonial Intermediate High Income Fund ("CIHIF") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Colonial California Insured Municipal Fund ("CCIMF") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Colonial High Income Municipal Trust ("CHIMT") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Colonial Insured Municipal Fund ("CIMF") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Colonial Investment Grade Municipal Trust ("CIGMT") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Colonial Municipal Income Trust ("CMIT") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, BACAP Alternative Multi-Strategy Fund, LLC ("BAMS") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Columbia Management Multi-Strategy Hedge Fund, LLC ("CMMSHF") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Liberty All Star Equity Fund ("LASEF") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Liberty All Star Growth Fund ("LASGF") is a closed-end management investment company registered as such under the 1940 Act;

     WHEREAS, Columbia Management Advisors, LLC ("CMA") is an investment adviser registered as such under the Investment Advisers Act of 1940 (the "Advisers Act");

     WHEREAS, Columbia Management Distributor, Inc. ("CMDI") is a broker-dealer registered as such under the Securities Exchange Act of 1934;

     WHEREAS, Columbia Management Services, Inc. ("CMSI") is a transfer agent registered as such under the Securities Exchange Act of 1934;

     WHEREAS, Banc of America Investment Advisors, Inc. ("BAIA") is an investment adviser registered as such under the Advisers Act;

     WHEREAS, CFST, CFVIT I, CFMIT, BAST, CFST I, CFVIT, CFIT, CIIT I, CIHIF, CCIMF, CHIMT, CIMF, CIGMT, CMIT, BAMS, CMMSHF, LASEF and LASGF are required to provide and maintain a fidelity bond pursuant to Rule 17g-1 under the 1940 Act;

     WHEREAS, Rule 17g-1(b) provides that the fidelity bond may be in the form of a joint insured bond covering each of the parties hereto; and

     WHEREAS, the Directors or Trustees of CFST, CFVIT I, CFMIT, BAST, CFST I, CFVIT, CFIT, CIIT I, CIHIF, CCIMF, CHIMT, CIMF, CIGMT, CMIT, BAMS, CMMSHF, LASEF and LASGF, including a majority of such Directors or Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of CFST, CFVIT I, CFMIT, BAST, CFST I, CFVIT, CFIT, CIIT I, CIHIF, CCIMF, CHIMT, CIMF, CIGMT, CMIT, BAMS, CMMSHF, LASEF or LASGF, as applicable, have made the determinations required by Rule 17g-1, including those provisions specifically applicable to a joint insured bond;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. CMA, CMDI, CMSI and BAIA will each pay a pro rata portion of forty percent of the premiums for the joint insured bond and CFST, CFVIT I, CFMIT, BAST, CFST I, CFVIT, CFIT, CIIT I, CIHIF, CCIMF, CHIMT, CIMF, CIGMT, CMIT, BAMS, CMMSHF, LASEF, and LASGF will each pay a pro rata portion of sixty percent of the premiums for the joint insured fidelity bond which is allocated according to the percentage each of their net assets as of August 31, 2006 bear to the aggregate net assets of all such parties.

     2. In the event recovery is received under the joint insured bond as a result of a loss sustained by two or more of the insured parties, the proceeds of the joint insured bond shall be allocated among the insured parties having sustained losses in proportion to, and, in any event, at least equal to, the amount which each such party would have received had it provided and maintained a single insured bond with the minimum coverage required by paragraph (d)(1) of Rule 17g-1 under the 1940 Act.

     3. The parties hereby agree that any newly-formed investment company advised by CMA or BAIA may become an insured under the joint insured bond and a party to this Agreement by executing this Agreement and by paying its share of additional premiums, if any, resulting from adding it to the joint insured bond.

     On behalf of each party that is organized as a Massachusetts business trust or a series thereof, notice is hereby given that a copy of the Agreement and Declaration of Trust of such party is on file with the Secretary of State of The Commonwealth of Massachusetts, and that this Agreement is executed by an officer of such party, as an officer and not individually, on behalf of the trustees of such party, as trustees and not individually, and that the obligations of this Agreement with respect to a series of such party shall be binding upon the assets and properties of such series only and shall not be binding upon any of the Trustees, officers, employees, agents or shareholders of such party or such party individually or on the assets and properties of any other series of such party.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                            [Signature pages follow]

Dated: As of October 31, 2006           COLUMBIA FUNDS SERIES TRUST


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLUMBIA FUNDS VARIABLE INSURANCE
                                        TRUST I


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLUMBIA FUNDS MASTER INVESTMENT TRUST


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        BANC OF AMERICA FUNDS TRUST


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLUMBIA FUNDS SERIES TRUST I


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLUMBIA FUNDS VARIABLE INSURANCE TRUST


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLUMBIA FUNDS INSTITUTIONAL TRUST


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President

                                        COLONIAL INTERMARKET INCOME TRUST I


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLONIAL INTERMEDIATE HIGH INCOME FUND


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLONIAL CALIFORNIA INSURED MUNICIPAL
                                        FUND


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLONIAL HIGH INCOME MUNICIPAL TRUST


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLONIAL INSURED MUNICIPAL FUND


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLONIAL INVESTMENT GRADE MUNICIPAL
                                        TRUST


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        COLONIAL MUNICIPAL INCOME TRUST


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President

                                        BACAP ALTERNATIVE MULTI-STRATEGY FUND,
                                        LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE
                                        FUND, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LIBERTY ALL STAR EQUITY FUND


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LIBERTY ALL STAR GROWTH FUND


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA MANAGEMENT ADVISORS, LLC


                                        By: /s/ Christopher L. Wilson
                                            ------------------------------------
                                        Name: Christopher L. Wilson
                                        Title: President


                                        BANC OF AMERICA INVESTMENT ADVISORS,
                                        INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BACAP ALTERNATIVE MULTI-STRATEGY FUND,
                                        LLC


                                        By: /s/ David Hohmann
                                            ------------------------------------
                                        Name: David Hohmann
                                        Title: Treasurer and Senior Vice
                                               President


                                        COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE
                                        FUND, LLC


                                        By: /s/ David Hohmann
                                            ------------------------------------
                                        Name: David Hohmann
                                        Title: Treasurer and Senior Vice
                                               President


                                        LIBERTY ALL STAR EQUITY FUND


                                        By: /s/ William R. Parmentier
                                            ------------------------------------
                                        Name: William R. Parmentier
                                        Title: President


                                        LIBERTY ALL STAR GROWTH FUND


                                        By: /s/ William R. Parmentier
                                            ------------------------------------
                                        Name: William R. Parmentier
                                        Title: President


                                        COLUMBIA MANAGEMENT ADVISORS, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BANC OF AMERICA INVESTMENT ADVISORS,
                                        INC.


                                        By: /s/ Daniel S. McNamara
                                            ------------------------------------
                                        Name: Daniel S. McNamara
                                        Title: President

                                        COLUMBIA MANAGEMENT DISTRIBUTOR, INC.


                                        By: /s/ Michael A. Jones
                                            ------------------------------------
                                        Name: Michael A. Jones
                                        Title: President


                                        COLUMBIA MANAGEMENT SERVICES, INC.


                                        By: /s/ Stephen T. Welsh
                                            ------------------------------------
                                        Name: Stephen T. Welsh
                                        Title: President


                                       -7-